UNITED STATES OF AMERICA
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                  FORM 8-K/A 1



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                Date of Report (Date of earliest event reported)
                      October 15, 1999 (September 3, 1999)
                     --------------------------------------


                           COMTEC INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



      New Mexico                       0-12116                   75-2456757
      ----------                       -------                   ----------
   (State or other                  (Commission                (IRS Employer
    Jurisdiction                    File Number)             Identification No.)
  Of Incorporation)

 9350 East Arapahoe Road, Suite 340, Englewood, Co.                 80112
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 662-1198



                        This Document consists of 4 pages

Item 4: Change in Registrant's Certifying Independent Public Accountant (Supplemental Disclosure)

A change of certifying public auditors was reported in Item 4 of Form 8-K dated September 29, 1999, which filing is hereby amended to include the response of the prior certifying public auditors as Exhibit 16 hereto.

Item 7:  Financial Statements and Exhibits

(c)      Exhibits

         Exhibit 16 to Form 8-K: Response of Hixson, Marin, Powell & De Sanctis, PA dated October 5, 1999.

                                   SIGNATURES

                                                 ComTec International, Inc.
                                                 --------------------------
                                                         (Registrant)

Date:   October 15, 1999
                                s/s Gordon Dihle
                                ----------------------------------------
                                Gordon Dihle - Authorized Officer, CFO
                                 and Secretary.



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



















                           COMTEC INTERNATIONAL, INC.
                        ________________________________

                           EXHIBIT 16 TO FORM 8-K/A 1
                        ________________________________

                      LETTER OF RESIGNATION OF REGISTRANT'S

                        INDEPENDENT CERTIFIED ACCOUNTANT

                        ________________________________






















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



     HIXSON, MARIN, POWELL & De SANCTIS, P.A. CERTIFIED PUBLIC ACCOUNTANTS David L. Hixon, C.P.A. - Raymond F. Marin, C.P.A. - Donald F. Powell, C.P.A.
                           Peter V. De Sanctis, C.P.A.

16100 N.E. 16th Avenue, Suite B                               3300 PGA Boulevard
North Miami Beach, FL 33162                             Gardens Plaza, Suite 810
DADE:  (305) 944-7001                               Palm Beach Gardens, FL 33410
BROWARD:  (954) 920-1311                                     TEL: (561) 624-5700
FAX:  (305) 944-6637                                         FAX: (561) 624-5702




Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

Re:      Comtec International, Inc.

Dear Sir/Madam:

Pursuant to the request of the above referenced Company, we affirm that:

                  1. We have read the Company's response to Item 4 of Form 8- K dated September 28, 1999, and;

                  2. We agree with the response.

Sincerely,

s/Hixson, Marin, Powell & De Sanctis, P.A.

Hixson, Marin, Powell & De Sanctis, P.A.


By:  Raymond F. Marin


North Miami Beach,  Florida
October 5, 1999



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